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                                                                    Exhibit 10.2

                             EMPLOYMENT AGREEMENT



                                COINSTAR, INC.

                                      and

                               MICHAEL L. DORAN



                                                      Dated as of April 30, 2001
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                             EMPLOYMENT AGREEMENT

     This Employment Agreement (this "Agreement"), dated as of April 30, 2001, between Coinstar, Inc., a Delaware corporation ("Employer"), and Michael L. Doran ("Employee");

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, Employer and Employee wish to document certain understandings and agreements; and

     WHEREAS, Employer desires to continue to employ Employee upon the terms and conditions set forth herein; and

     WHEREAS, Employee is willing to provide services to Employer upon the terms and conditions set forth herein;

                             A G R E E M E N T S:
                             -------------------

     NOW, THEREFORE, for and in consideration of the foregoing premises and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Employer and Employee hereby agree as follows:

1.   EMPLOYMENT

     Employer will continue to employ Employee and Employee will continue to provide services to Employer as its Senior Vice-President of Software Technology.

2.   ATTENTION AND EFFORT

     Employee will devote all of his productive time, ability, attention and effort to Employer's business and will skillfully serve its interests during the term of this Agreement.

3.   TERM

     Unless otherwise terminated pursuant to paragraph 6 of this Agreement, Employee's term of employment under this Agreement shall expire on December 31, 2002.

4.   COMPENSATION

     During the term of this Agreement, Employer agrees to pay or cause to be paid to Employee, and Employee agrees to accept in exchange for the services rendered hereunder by him, the following compensation:


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EMPLOYMENT AGREEMENT                                                           1
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     4.1. Base Salary

     Employee's compensation shall consist, in part, of an annual base salary of One Hundred Fifty Thousand Dollars ($150,000) before all customary payroll deductions. Such annual base salary shall be paid in substantially equal installments and at the same intervals as other officers of Employer are paid. Employee's salary shall be reviewed annually by Employer's Compensation Committee to determine in its discretion an appropriate increase in the base salary.

     4.2. Bonus

     Employee shall be eligible for and receive his annual cash bonus for each calendar year during the term of this Agreement, provided Employer meets performance targets applicable to such bonuses, and, provided further, any such bonus shall be pro-rated in the event of a termination without Cause or for Good Reason.

5.   BENEFITS

     During the term of this Agreement, Employee will be entitled to participate, subject to and in accordance with applicable eligibility requirements, in fringe benefit programs as shall be provided from time to time by, to the extent required, action of Employer's Board of Directors.

6.   TERMINATION

     Employment of Employee pursuant to this Agreement may be terminated as follows:

     6.1. By Employer

     With or without Cause (as defined below), Employer may terminate the employment of Employee at any time during the term of employment upon giving Notice of Termination (as defined below).

     6.2. By Employee

     Employee may terminate his employment at any time, for any reason, upon giving Notice of Termination.

     6.3. Automatic Termination

     This Agreement and Employee's employment hereunder shall terminate automatically upon the death or total disability of Employee. The term "total
                                                                         -----
disability" as used herein shall mean Employee's inability to perform the duties
----------
set forth in paragraph 1 hereof for a period or periods aggregating 180 calendar days in any 12-month period as a result of physical or mental illness, loss of legal capacity or any other cause beyond Employee's control, unless Employee is granted a leave of absence by the Employer. Employee and Employer hereby


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EMPLOYMENT AGREEMENT                                                           2
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acknowledge that Employee's ability to perform the duties specified in paragraph
1 hereof is of the essence of this Agreement. Termination hereunder shall be deemed to be effective (a) at the end of the calendar month in which Employee's death occurs or (b) immediately upon a determination by the Employer of Employee's total disability, as defined herein.

     6.4. Notice

     The term "Notice of Termination" shall mean at least 30 days' written
               ---------------------
notice of termination of Employee's employment, during which period Employee's employment and performance of services will continue; provided, however, that
                                                      --------  -------
Employer may, upon notice to Employee and without reducing Employee's compensation during such period, excuse Employee from any or all of his duties during such period. The effective date of the termination of Employee's employment hereunder shall be the date on which such 30-day period expires.

7.   TERMINATION PAYMENTS

     In the event of termination of the employment of Employee, all compensation and benefits set forth in this Agreement shall terminate except as specifically provided in this paragraph 7:

     7.1. Termination by Employer

     If Employer terminates Employee's employment without Cause prior to the end of the term of this Agreement, Employee shall be entitled to receive (a) termination payments equal to six (6) months' annual base salary, and (b) any unpaid annual base salary which has accrued for services already performed as of the date termination of Employee's employment becomes effective. Such payment shall be provided in equal monthly installments, less applicable deductions and tax withholding, at regular payroll intervals. Employer agrees to continue Employee's health insurance benefits, including current dependent coverage, for twelve (12) months following the date the Employee is terminated without Cause. Thereafter Employee may self-pay health insurance under COBRA if he elects to do so. All other Employer benefits cease on the date of termination without Cause. If Employee is terminated by Employer for Cause, Employee shall not be entitled to receive any of the foregoing benefits, other than those set forth in clause
(b) above. In the event Employee obtains other employment during any salary continuation period hereunder following a termination without Cause or for Good Reason, Employer's obligation shall be offset by the amount of salary or pay received from such other employment.

     7.2. Termination by Employee

     In the case of the termination of Employee's employment by Employee for other than Good Reason, Employee shall not be entitled to any payments hereunder, other than those set forth in clause (b) of subparagraph 7.1 hereof. In the case of a termination for Good Reason, Employee shall be entitled to receive termination payments equal to the lesser of six (6) months' annual base salary and the annual base salary Employee would have received if his


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EMPLOYMENT AGREEMENT                                                           3
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employment had continued until the end of the term of this Agreement. Such payment shall be provided in equal monthly installments, less applicable deductions and tax withholding, at regular payroll intervals. Employer agrees to continue Employee's health insurance benefits, including current dependent coverage, for twelve (12) months following the date the Employee is terminated for Good Reason. Thereafter Employee may self-pay health insurance under COBRA if he elects to do so. All other Employer benefits cease on the date of termination for Good Reason. For purposes of this Agreement, "Good Reason" means the occurrence of any of the following events or conditions and the failure of the Employer to cure such event or condition within 30 days after receipt of written notice from the Employee:

     (a) a change in the Employee's status, position or responsibilities (including reporting responsibilities) that, in the Employee's reasonable judgment, represents a substantial reduction in the status, position or responsibilities as in effect immediately prior thereto; the assignment to the Employee of any duties or responsibilities that, in the Employee's reasonable judgment, are materially inconsistent with such status, title, position or responsibilities; or any removal of the Employee from or failure to reappoint or reelect the Employee to any of such positions, except in connection with the termination of the Employee's employment for Cause, as a result of his total disability or death, or by the Employee other than for Good Reason;

     (b)  a reduction in the Employee's annual base salary;

     (c) requiring the Employee (without the Employee's consent) to be based at any place outside a 50-mile radius of his place of employment, except for reasonably required travel on the Employer's business that is not materially greater than such travel requirements prior to the effective date of this Agreement;

     (d) the Employer's failure to (i) continue in effect any material compensation or benefit plan (or the substantial equivalent thereof) in which the Employee was participating, or (ii) provide the Employee with compensation and benefits substantially equivalent (in terms of benefit levels and/or reward opportunities) to those provided for under each material employee benefit plan, program and practice in effect immediately prior to the effective date of this Agreement;

     (e) any material breach by the Employer of its obligations to the Employee under this Agreement; or

     (f) any purported termination of the Employee's employment or service relationship for Cause that is not in accordance with the definition of Cause under this Agreement.


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EMPLOYMENT AGREEMENT                                                           4
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     7.3  Expiration of Term

     In the case of a termination of Employee's employment as a result of the expiration of the term of this Agreement, Employee shall not be entitled to receive any payments hereunder, other than those set forth in clause (b) of subparagraph 7.1 and any bonus to which Employee may be entitled under Section
4.2 hereof.

     7.4  Payment Schedule

     All payments under this paragraph 7 shall be made to Employee at the same interval as payments of salary were made to Employee immediately prior to termination.

     7.5  Cause

     Wherever reference is made in this Agreement to termination being with or without Cause, "Cause" is limited to the occurrence of one or more of the
                -----
following events:

          (a) Failure or refusal to carry out the lawful duties of Employee described in Section 1 hereof or any directions of the Board of Directors of Employer, which directions are reasonably consistent with the duties herein set forth to be performed by Employee;

          (b) Violation by Employee of a state or federal criminal law involving the commission of a crime against Employer or a felony;

          (c) Current use by Employee of illegal substances; deception, fraud, misrepresentation or dishonesty by Employee; any incident materially compromising Employee's reputation or ability to represent Employer with the public; any act or omission by Employee which substantially impairs Employer's business, good will or reputation; or

          (d) Any other material violation of any provision of this Agreement.

8.   NONDISCLOSURE

     The nature of Employee's employment with Employer has given Employee access to trade secrets and confidential information, including information about its technology and customers. Therefore, during the one (1) year following the termination of employment without Cause or for Good Reason or for the period of the severance payment, whichever is less, Employee agrees that he will not divulge any confidential information.

9.   REPRESENTATIONS AND WARRANTIES OF EMPLOYEE

     Employee represents and warrants that neither the execution nor the performance of this Agreement by Employee will violate or conflict in any way with any other agreement by


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EMPLOYMENT AGREEMENT                                                           5
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which Employee may be bound, or with any other duties imposed upon Employee by corporate or other statutory or common law.

10.  FORM OF NOTICE

     All notices given hereunder shall be given in writing, shall specifically refer to this Agreement and shall be personally delivered by registered or certified mail, return receipt requested, at the address set forth below or at such other address as may hereafter be designated by notice given in compliance with the terms hereof:


     If to Employee:      Michael L. Doran
                          1925 237/th/ Place SE
                          Bothell, WA 98021

     If to Employer:      Coinstar, Inc.
                          1800 114/th/ Avenue SE
                          Bellevue, WA  98004

     Copy to:             Perkins Coie
                          Attn:  Stephanie Daley-Watson
                          1201 Third Ave., 40th Floor
                          Seattle, WA  98101-3099

If notice is mailed, such notice shall be effective upon mailing, or if notice is personally delivered or sent by telecopy or other electronic facsimile transmission, it shall be effective upon receipt.

11.  ASSIGNMENT

     This Agreement is personal to Employee and shall not be assignable by Employee. Employer may assign its rights hereunder to (a) any corporation or other entity resulting from any merger, consolidation or other reorganization to which Employer is a party or (b) any corporation, partnership, association or other person to which Employer may transfer all or substantially all of the assets and business of Employer existing at such time. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

12.  WAIVERS

     No delay or failure by any party hereto in exercising, protecting or enforcing any of its rights, titles, interests or remedies hereunder, and no course of dealing or performance with respect thereto, shall constitute a waiver thereof. The express waiver by a party hereto of any right, title, interest or remedy in a particular instance or circumstance shall not constitute a waiver thereof in any other instance or circumstance. All rights and remedies shall be cumulative and not exclusive of any other rights or remedies.


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EMPLOYMENT AGREEMENT                                                           6
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13.  ARBITRATION

     Any controversies or claims arising out of or relating to this Agreement shall be fully and finally settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect (the "AAA Rules"), conducted by one arbitrator either mutually agreed
             ---------
upon by Employer and Employee or chosen in accordance with the AAA Rules, except that the parties thereto shall have any right to discovery as would be permitted by the Federal Rules of Civil Procedure for a period of 90 days following the commencement of such arbitration and the arbitrator thereof shall resolve any dispute which arises in connection with such discovery. The prevailing party shall be entitled to costs, expenses and reasonable attorneys' fees, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. This provision shall not preclude Employer from seeking court enforcement or relief based upon an alleged violation of Employee's obligations under any noncompetition or non-disclosure agreement.

14.  AMENDMENTS IN WRITING

     No amendment, modification, waiver, termination or discharge of any provision of this Agreement, nor consent to any departure therefrom by either party hereto, shall in any event be effective unless the same shall be in writing, specifically identifying this Agreement and the provision intended to be amended, modified, waived, terminated or discharged and signed by Employer and Employee, and each such amendment, modification, waiver, termination or discharge shall be effective only in the specific instance and for the specific purpose for which given. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by Employer and Employee.

15.  APPLICABLE LAW

     This Agreement shall in all respects, including all matters of construction, validity and performance, be governed by, and construed and enforced in accordance with, the laws of the state of Washington, without regard to any rules governing conflicts of laws.

16.  SEVERABILITY

     If any provision of this Agreement shall be held invalid, illegal or unenforceable in any jurisdiction, for any reason, including, without limitation, the duration of such provision, its geographical scope or the extent of the activities prohibited or required by it, then, to the full extent permitted by law (a) all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intent of the parties hereto as nearly as may be possible, (b) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision hereof, and (c) any court or arbitrator having jurisdiction thereover shall have the power to reform such provision to the extent necessary for such provision to be enforceable under applicable law.


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EMPLOYMENT AGREEMENT                                                           7
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17.  HEADINGS

     All headings used herein are for convenience only and shall not in any way affect the construction of, or be taken into consideration in interpreting, this Agreement.

18.  COUNTERPARTS

     This Agreement, and any amendment or modification entered into pursuant to paragraph 14 hereof, may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same instrument.

19.  ENTIRE AGREEMENT

     This Agreement on and as of the date hereof constitutes the entire agreement between Employer and Employee with respect to the subject matter hereof and all prior or contemporaneous oral or written communications, understandings or agreements between Employer and Employee with respect to such subject matter, are hereby superseded and nullified in their entireties.

     IN WITNESS WHEREOF, the parties have executed and entered into this Agreement on the date set forth above.

                             COINSTAR, INC.

/s/  Michael L. Doran                     /s/   M. Carol Lewis
___________________________  By______________________________
MICHAEL L. DORAN             Its:  Corporate Secretary


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EMPLOYMENT AGREEMENT                                                           8